JOINT FILER INFORMATION

Title of Security:         Common Stock

Issuer and Ticker Symbol:  Volume Services America Holdings, Inc. (CVP)

Designated Filer:          General Electric Capital Corporation

Other Joint Filers:        Recreational Services L.L.C., General Electric
                           Capital Services, Inc. and General Electric Company

Addresses:                 The principal business office address of each of
                           the reporting persons above is c/o General Electric
                           Capital Corporation, 260 Long Ridge Road, Stamford,
                           Connecticut 06927.

Signatures:                RECREATIONAL SERVICES L.L.C.

                           By: General Electric Capital Corporation, as Managing
                               Member

                               By:               /s/ John Flannery
                                        -----------------------------------
                                          Name:    John Flannery
                                          Title:   Vice President

                           GENERAL ELECTRIC CAPITAL CORPORATION


                           By:               /s/ John Flannery
                                    --------------------------------------------
                                    Name:    John Flannery
                                    Title:   Vice President

                           GENERAL ELECTRIC CAPITAL SERVICES, INC.


                           By:               /s/ Barbara Lane
                                    --------------------------------------------
                                    Name:    Barbara Lane
                                    Title:   Attorney-in-Fact

                           GENERAL ELECTRIC COMPANY


                           By:               /s/ Barbara Lane
                                    --------------------------------------------
                                    Name:    Barbara Lane
                                    Title:   Attorney-in-Fact